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                                AMENDMENT NO.  3
                    TO LOAN, GUARANTY AND SECURITY AGREEMENT


          This AMENDMENT NO. 3 TO LOAN, GUARANTY AND SECURITY AGREEMENT (the "Amendment") is dated as of March 31, 2000 and entered into by and among Riddell Sports Inc., a Delaware corporation (the "Parent Guarantor"), each of Riddell, Inc., an Illinois corporation, All American Sports Corporation, a Delaware corporation, Varsity Spirit Corporation, a Tennessee corporation, and Varsity Spirit Fashions & Supplies, Inc., a Minnesota corporation, (collectively, the "Borrower"), each of the Subsidiary Guarantors (as defined in the Credit Agreement referred to below), each of Bank of America National Trust and Savings Association and American National Bank and Trust Company of Chicago (collectively, the "Lenders") and Bank of America National Trust and Savings Association, as agent (the "Agent").

                                    RECITALS

          WHEREAS, the parties hereto entered into the Loan, Guaranty and Security Agreement (as amended, amended and restated, supplemented or otherwise modified, the "Credit Agreement") dated as of April 20, 1999. Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement;

          WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth below; and

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows;


                                   Article I

                       AMENDMENT TO THE CREDIT AGREEMENT

          1.01 Amendments to Section 9.25 of the Credit Agreement.  Section
9.25 of the Credit Agreement is hereby amended by deleting the amount "$19,700,000" as it appears in the fourth line from the top of the table provided in said Section and inserting the amount "$17,300,000" in lieu thereof.

                                   Article II

                           EFFECTIVENESS OF AMENDMENT

          2.01 Effectiveness. This Amendment shall become effective on the opening of business in New York on the Business Day on which the Agent notifies the Borrower that it has executed a counterpart signature page of this Amendment, and has received executed counterpart signature pages of this Amendment from the Borrower, the Parent Guarantor, the Subsidiary Guarantors and the Lenders.

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                                  Article III

                                 MISCELLANEOUS

          3.01 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

     (a) This Amendment modifies the Credit Agreement to the extent set forth herein, is hereby incorporated by reference into the Credit Agreement and is made a part thereof. On and after the effective date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

     (b) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (c) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Credit Agreement or any of the other Loan Documents. This Amendment is limited to the precise terms hereof and shall not operate as a present or future waiver of any similar or other provisions of the Credit Agreement not expressly provided for herein, nor shall this Amendment prevent the Agent or the Lenders from exercising any other right, power, remedy or privilege pursuant to the Credit Agreement.

          3.02 No Default or Event of Default. On the date of effectiveness of the amendments herein, the Parent Guarantor, the Subsidiary Guarantors and the Borrower shall be deemed to have certified to the Lenders and the Agent that, after giving effect to the amendments contained herein, on such date no Default or Event of Default is in existence, and all of their representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date thereof with the same effect as if made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date).

          3.03 Headings.   Section and subsection headings in this Amendment
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          3.04 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH,THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

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          3.05 Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.

          3.06 Guarantor Consent. Without affecting in any way the provisions of the Guarantee pursuant to which each of the Guarantors waives its right to consent to changes in the Loan Documents and agrees that its obligations under the Guarantee remain in full force and effect notwithstanding any such change, by its signature below, each Guarantor hereby consents to the amendments provided for herein and agrees that the Guarantee is and remains in full force and effect and applies to the Credit Agreement and the other Loan Documents as amended hereby.


                    [REMAINDER OF PAGE INTENTIONALLY BLANK]






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          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                          "PARENT GUARANTOR"

                          Riddell Sports Inc.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP


                          "BORROWERS"

                          Riddell, Inc.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          All American Sports Corporation

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          Varsity Spirit Fashions & Supplies, Inc.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          Varsity Spirit Corporation

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          "SUBSIDIARY GUARANTORS"

                          Equilink Licensing Corp.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP


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                          MacMark Corporation

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          RHC Licensing Corp.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          Ridmark Corporation

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          Proacq. Corp.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          Varsity USA, Inc.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          Varsity/Intropa Tours, Inc.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP

                          International Logos, Inc.

                          By:          David Groelinger
                                       ----------------------------------------
                          Title:       EVP



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                          "LENDERS"

                          Bank of America National Trust and Savings
                          Association, as a Lender


                          By:          IRA A. MERMELSTEIN
                                       ----------------------------------------
                          Title:       Vice President

                          American National Bank and Trust Company of
                          Chicago


                          By:          M. MARTHA GASKIN
                                       ----------------------------------------
                          Title:       VICE PRESIDENT

                          "AGENT"

                          Bank of America National Trust and Savings
                          Association, as the Agent


                          By:          IRA A. MERMELSTEIN
                                       ----------------------------------------
                          Title:       Vice President



































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